UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 30, 2012

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations And Financial Condition.
On May 2, 2012, Energizer Holdings, Inc. (the "Company") issued a press release announcing financial and operating results for its second fiscal quarter ended March 31, 2012 and reaffirming fiscal 2012 guidance. This press release, which included the attached unaudited Statement of Earnings for the quarter, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On April 30, 2012, the Board of Directors of Energizer Holdings, Inc. elected Daniel J. Heinrich, former Chief Financial Officer of The Clorox Company, as a director of the Company. He will stand for election at the Company's 2013 Annual Meeting of Shareholders as a Class II director. Mr. Heinrich was also appointed to serve as a member of the Nominating and Executive Compensation Committee.

Mr. Heinrich will be compensated on the same basis as all other non-management directors of the Company, as described under “Director Compensation” in the Company's Proxy Statement for its 2012 Annual Meeting of Shareholders. This includes an award of 1,402 restricted stock equivalents, representing the one-time $100,000 restricted stock equivalent grant made to all new non-management directors, which vests three years from the date of grant, and 945 stock equivalents in the Energizer common stock unit fund of the deferred compensation plan, representing the prorated portion of the $100,000 annual director grant made to all non-management directors. The board also adopted a new form of restricted stock equivalent award agreement to be used with its non-management directors, including with Mr. Heinrich, which form is attached hereto as Exhibit 10.1 and incorporated by reference herein. The Company will also enter into its standard form of indemnification agreement with Mr. Heinrich, a copy of which is listed as Exhibit 10.2 and is incorporated by reference herein.

There are no arrangements or understandings between Mr. Heinrich, on the one hand, and the Company or any other persons, on the other, pursuant to which Mr. Heinrich was elected as a director. There are no related person transactions between the Company and Mr. Heinrich or any of his immediate family members requiring disclosure under Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
On May 2, 2012, the Company issued a press release announcing the intention of the Board of Directors to initiate a dividend, among other matters. The press release is furnished as Exhibit 99.2 hereto.
A copy of the May 2, 2012 press release announcing Mr. Heinrich's election described under Item 5.02 is also attached hereto as Exhibit 99.3.

The information furnished pursuant to this Item 7.01, including the attached exhibits, shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: May 2, 2012

EXHIBIT INDEX

Exhibit No.        Description

10.1	Form of Restricted Stock Equivalent Award Agreement for Directors

10.2	Form of Indemnification Agreements with Executive Officers and Directors (incorporated by reference to Exhibit 10.4 of Energizer’s Post-Effective Amendment No. 1 to Form 10, filed April 19, 2000).

99.1	Press Release, dated May 2, 2012, Results Of Operations And Financial Condition

99.2	Press Release, dated May 2, 2012, Regulation FD Disclosure

99.3	Press Release, dated May 2, 2012, Election of Director